EXHIBIT 32.2

The following certification is provided by the undersigned Chief Financial Officer of First Busey Corporation on the basis of such officer’s knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

CERTIFICATION

I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the accompanying Quarterly Report of First Busey Corporation on Form 10-Q for the quarter ended September 30, 2019, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of First Busey Corporation as of and for the periods covered by the Quarterly Report.

/s/ JEFFREY D. JONES
Jeffrey D. Jones
Chief Financial Officer

Date: November 7, 2019

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